                                 EXHIBIT 99.28

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

                                    Popular ABS 2005-5 Group II - Top 50 MSA's by Aggregate Balance

                                      MSA                            NUMBER OF LOANS     TOTAL BALANCE       % OF POOL
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              New York                                                              92      29,614,559.22            7.99
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              Washington, DC-MD-VA-WV                                               92      24,823,612.30            6.69
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              Chicago                                                               91      18,850,964.97            5.08
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              Nassau-Suffolk                                                        53      15,459,072.95            4.17
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              Baltimore                                                             54      12,215,819.95            3.29
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              Philadelphia, PA-NJ                                                   59       9,744,344.28            2.63
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              Detroit                                                               61       9,558,975.97            2.58
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              Atlanta                                                               59       8,916,352.56            2.40
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              Phoenix-Mesa                                                          34       6,089,747.56            1.64
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              Norfolk-Virginia Beach-Newport News, VA-NC                            31       6,010,998.34            1.62
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              Orlando                                                               30       5,954,485.84            1.61
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              Newark                                                                18       5,455,784.02            1.47
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              Cleveland-Lorain-Elyria                                               36       4,882,986.02            1.32
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              Indianapolis                                                          29       4,082,250.77            1.10
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              Los Angeles-Long Beach                                                13       3,863,654.05            1.04
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              Columbus                                                              22       3,830,624.69            1.03
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              Boston, MA-NH                                                         11       3,467,165.94            0.94
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              Tampa-St. Petersburg-Clearwater                                       27       3,447,461.84            0.93
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              Kansas City, MO-KS                                                    24       3,429,011.20            0.92
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              Las Vegas, NV-AZ                                                      12       3,412,361.84            0.92
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              Riverside-San Bernardino                                              12       3,371,735.45            0.91
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              Newburgh, NY-PA                                                       20       3,352,161.89            0.90
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              Cincinnati, OH-KY-IN                                                  24       3,243,902.37            0.87
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              Providence-Fall River-Warwick, RI-MA                                  13       3,190,189.34            0.86
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              Monmouth-Ocean                                                        12       3,046,270.37            0.82
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              Nashville                                                             22       3,039,460.90            0.82
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              Hartford                                                              16       2,973,719.02            0.80
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              Albany-Schenectady-Troy                                               17       2,915,854.31            0.79
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              Richmond-Petersburg                                                   19       2,502,405.82            0.67
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              Memphis, TN-AR-MS                                                     15       2,418,030.53            0.65
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              Fort Lauderdale                                                       12       2,402,372.75            0.65
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              Pittsburgh                                                            21       2,325,099.97            0.63
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              Louisville, KY-IN                                                     15       2,116,981.68            0.57
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              West Palm Beach-Boca Raton                                             8       2,099,601.29            0.57
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              Miami                                                                 12       2,081,884.07            0.56
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              Akron                                                                 15       2,072,978.88            0.56
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              Bergen-Passaic                                                         6       1,998,131.54            0.54
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              Knoxville                                                             14       1,996,056.42            0.54
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              Wilmington-Newark, DE-MD                                               9       1,991,684.05            0.54
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              St. Louis, MO-IL                                                      16       1,935,816.52            0.52
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              Fort Wayne                                                            16       1,892,632.19            0.51
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              Birmingham                                                            14       1,876,454.29            0.51
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              Jacksonville                                                          12       1,853,813.61            0.50
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              Lawrence, MA-NH                                                        5       1,748,920.25            0.47
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              Grand Rapids-Muskegon-Holland                                         12       1,747,040.15            0.47
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              Greensboro--Winston-Salem--High Point                                 11       1,582,073.22            0.43
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              Dayton-Springfield                                                    14       1,570,948.99            0.42
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              Bakersfield                                                            7       1,484,419.63            0.40
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              Oklahoma City                                                         12       1,416,859.61            0.38
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              Lexington                                                              8       1,396,841.74            0.38
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DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.